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                                                                  EXHIBIT 10.10

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT (AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF) MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. NO TRANSFER OF THIS WARRANT OR SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                                _____________
                                NEOPOINT, INC.

                          STOCK SUBSCRIPTION WARRANT

                                 June 4, 1999

          THIS CERTIFIES that SPRINT SPECTRUM L.P., a Delaware limited partnership (the "Investor"), or its registered assigns, is entitled to
                  --------
subscribe for and purchase from NEOPOINT, INC., a California corporation (the "Corporation"), 379,693 shares (the "Warrant Shares") of common stock of the
 -----------                         --------------
Corporation (the "Common Stock"), at the price (the "Warrant Price") of $4.00
                  ------------                       -------------
per share, at any time or from time to time during the period commencing on and after January 1, 2000 and ending on the January 1, 2005 (the "Exercise Period"),
                                                              ---------------
on the terms and subject to the conditions hereof. The Investor and any registered assigns thereof are referred to as the "Holder." The number of Warrant Shares and the Warrant Price are subject to adjustment, as provided in herein.

          This Warrant is issued pursuant to the CDMA PCS Subscriber Unit Supply Agreement dated as of June 4, 1999 between Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership, and the Corporation.

     Section 1. Exercise of Warrant.
                -------------------

          (a) The rights represented by this Warrant may be exercised (a "Warrant Exercise") by the Holder, in whole or in part at any time during the
 ----------------
Exercise Period, but not as to any fractional share of Common Stock, by the surrender of this Warrant, accompanied by a properly completed and executed Notice of Exercise in the form attached hereto and payment of the Warrant Price at the offices of the Corporation set forth in Section 8. At the option of the Holder, the Warrant Price shall be payable:

               (i) in cash or by certified or official bank check payable to the order of the Corporation; or

               (ii) by delivery of this Warrant to the Corporation for cancellation in accordance with the further provisions of this Section 1(a)(ii). In exchange for the portion of this Warrant that is being exercised at such time, the Holder shall receive the number of shares of Common Stock determined by multiplying (A) the number of shares of Common Stock for which this Warrant is being exercised at such time by (B) a fraction, (1) the numerator of which shall be the difference between (x) current market price per share of Common Stock (as determined in good faith by the Corporation's

     Board of Directors after giving affect to any applicable illiquidity and/or minority interest discounts) at such time and (y) the Warrant Price per share of Common Stock, and (2) the denominator of which shall be the current market price per share of Common Stock at such time (as determined in good faith by the Corporation's Board of Directors after giving affect to any applicable illiquidity and/or minority interest discounts). The Corporation shall issue a new warrant for the portion, if any, of this Warrant not being exercised as provided in Section 1(c).

          (b) The closing of any Warrant Exercise shall take place at the offices of the Corporation on the date specified in the Notice of Exercise (the "Exercise Date"), which shall be within five days after the delivery of such
 -------------
Notice of Exercise. At such closing, (i) the Corporation shall issue and deliver to the Holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exercise, registered in the name of the Holder or such designee, and if such Warrant Exercise shall not have been for all Warrant Shares, a new Warrant, registered in the name of the Holder, of like tenor to this Warrant for the number of remaining Warrant Shares, and (ii) the Holder shall deliver to the Corporation the aggregate Warrant Price.

          (c) If this Warrant shall have been exercised only in part, the Corporation shall, at the time of delivery of the certificate or certificates or other evidence of ownership of the Common Stock, execute and deliver to the Holder, without charge, a new warrant evidencing the rights of the Holder to purchase the unpurchased Common Stock called for by this Warrant, which new warrant shall in all other respects be identical to this Warrant.

     Section 2.  Record Date.
                 -----------

          The person in whose name any certificate for shares of Common Stock is issued upon any Warrant Exercise or Warrant Exchange shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable tax was made, irrespective of the date of such certificate; provided, however,
                                                            --------  -------
that if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     Section 3.  Reservation of Common Stock; Covenants as to Common Stock.
                 ---------------------------------------------------------

          The Corporation has duly reserved, and shall at all times duly reserve, a sufficient number of shares of authorized Common Stock for issuance upon exercise or exchange of this Warrant. Upon issuance, sale and delivery of any Warrant Shares, such Warrant Shares shall be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive or any similar rights of any person or entity. Without limiting the generality of the foregoing, the Corporation shall take all such action as may be necessary to ensure that the stated or par value per share of Common Stock is at all times equal to or less than the Warrant Price then in effect. The Corporation covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Common Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any

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Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

     Section 4. Adjustment of Warrant Price.
                ---------------------------

          (a) If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, as the case may be, the Warrant Price shall be adjusted to a new amount equal to the product of (A) the Warrant Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)) by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clause (i) or (ii), if such event had occurred immediately following such record date.

          (b) If, at any time during the Exercise Period, the Corporation shall issue or be deemed to have issued (as provided below) shares of Common Stock or any warrant or other securities exercisable for shares of Common Stock without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to such issuance or deemed issuance, then such Warrant Price shall be lowered, effective as of the date of such issuance, to a price equal to the quotient obtained by dividing (i) an amount equal to the sum of (A) the product of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or deemed issuance and (y) the then existing Warrant Price, and (B) the total consideration received or deemed received by the Corporation upon such issuance or deemed issuance, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or deemed issuance. For the purposes of any adjustment of the Warrant Price pursuant to this paragraph, the following provisions shall be applicable:

                (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with such issuance.

                (ii) In the case of the issuance of Common Stock for no consideration, the consideration shall be deemed to be $.01 per share.

                (iii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Corporation, irrespective of any accounting treatment.

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                (iv) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                    (A) The shares of Common Stock deliverable upon exercise of such options to purchase, or rights to subscribe for, Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (i) through (iii) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                    (B) The shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase, or rights to subscribe for, such convertible or exchangeable securities and subsequent conversions or exchanges thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends) plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clauses (i) through (iii) above).

                    (C) Upon any change in the exercise price or number of shares of Common Stock deliverable upon exercise of any such options or rights of conversion of, or exchange for, such convertible or exchangeable securities (including any such change resulting from the termination of any such options, rights, or securities), other than a change resulting from the antidilution provisions thereof, the Warrant Price shall be readjusted to such Warrant Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change been made upon the basis of such change.

                    (D) No further adjustments of the Warrant Price shall be made upon the actual issuance of such Common Stock or of such convertible or exchangeable securities, upon exercise of such options or rights, or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible or exchangeable securities.

               (v) No adjustment shall be made to the Warrant Price for any issuance of Common Stock to employees, officers, directors or consultants pursuant to the Corporation's Board approved stock option plans.

          (c) All calculations under this Section 4 shall be made to the nearest one hundredths (1/100) of a cent.

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          (d)  Whenever the Warrant Price shall be adjusted as provided above, the Corporation shall deliver to the Holder a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment.

     Section 5. Adjustment of Warrant Shares.
                ----------------------------

          (a) Upon each adjustment of the Warrant Price as provided in Section 4, the Holder shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Holder may deduct from the aggregate Warrant Price an amount equal to the product of (i) the fair market value of one share of Common Stock as determined in good faith by the Holder and (ii) such fractional interest.

          (b) Following any recapitalization, reorganization, reclassification, consolidation, merger or the conveyance of all or substantially all of the assets of the Corporation pursuant to which the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (each, an "Organic Change") during the Exercise Period, this Warrant shall represent the
 --------------
right to subscribe for and purchase the kind and number of shares of capital stock or other securities or property which the Holder would have owned or have been entitled to receive with respect to each Warrant Share had this Warrant been exercised immediately prior to such Organic Change. The foregoing provision shall similarly apply to successive Organic Changes.

     Section 6. Transfer, Division and Combination.
                ----------------------------------

          (a) Subject to the restrictions on transfer set forth herein, this Warrant and all rights hereunder are assignable and transferable, in whole or in part, without the consent of the Corporation. Any transfer shall be effected by the Holder in person or by duly authorized attorney by surrendering this Warrant, properly endorsed, at the offices of the Corporation. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed, the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; provided, however, that until such transfer is on such
                          --------  -------
books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes. Notwithstanding anything contained herein to the contrary for the first two (2) years from and after the date hereof (and only for such two (2) year period) the Investor and any subsequent Holder may not assign, transfer or sell this Warrant or the Warrant Shares issuable hereunder to any party other than a person or entity controlled by or under common control with the ultimate corporate parent of the Investor.

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          (b)  This Warrant may be exchanged for, or combined with, other warrants upon presentation of this Warrant and any other warrants with which this Warrant is to be combined to the Corporation, together with a written notice specifying the denominations in which a new Warrant or Warrants are to be issued, signed by the Holder. The Corporation shall execute and deliver a new warrant or warrants to the Holder in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

     Section 7.  Right of First Refusal.
                 ----------------------

          (a)  Notice of Transfer. In the event that the Holder proposes to
               ------------------
sell, assign, pledge, encumber, transfer or otherwise dispose of ("Transfer") the Warrant or any shares issued upon exercise of the Warrant (collectively, the "Shares") during the third or fourth years from and after the date hereof to any party other than a person or entity controlled by or under common control with the ultimate corporate parent of the Holder, the Holder shall give the Corporation written notice of its intention ("Transfer Notice"), describing the offered Shares ("Offered Shares"), the identity of the prospective transferee, the consideration and the material terms and conditions upon which the proposed Transfer is to be made.

          (b)  Right of First Refusal. With respect to any proposed Transfer,
               ----------------------
the Corporation shall have an option to purchase all or none of the Offered Shares (the "Right of First Refusal"). To exercise the Right of First Refusal, the Corporation must notify the Holder in writing of its decision to exercise such option before the expiration of the ten (10) business day period following the delivery of the Transfer Notice to the Corporation. If the Corporation elects to purchase the Offered Shares, it shall pay consideration for the Offered Shares no less favorable in price and material terms and conditions than are described in the Transfer Notice.

          (c)  Closing Procedures. If the Corporation exercises the Right to
               ------------------
First Refusal, the Corporation and the Holder shall consummate the sale of the Offered Shares on the terms set forth in the Transfer Notice by the date ten
(10) business days after the delivery of the Transfer Notice to the Corporation. If the Corporation fails to exercise in full the Right of First Refusal on a timely basis, then the Holder may, conclude the Transfer on the terms and conditions described in the Transfer Notice.

          (d)  Termination of Right. The Right of First Refusal shall terminate
               --------------------
at such time as public market exists for the Corporation's Common Stock (or any other stock issued by the Corporation, or any successor, in exchange for the Stock). For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices therefore are published daily on business days in a recognized financial journal.

          (e)  Legends. All certificates representing any Shares subject to the
               -------
provisions of this Warrant shall have endorsed thereon the following legends:

               (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN A STOCK SUBSCRIPTION WARRANT ISSUED BY THE CORPORATION TO

     THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

               (ii) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR IS OTHERWISE EXEMPT FROM REGISTRATION."

               (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

     Section 8.  Office of the Corporation.
                 -------------------------

          So long as this Warrant remains outstanding, the Corporation shall maintain an office in the continental United States where the Warrant may be presented for exercise, transfer, division or combination as provided in this Warrant. Such office shall be at 4225 Executive Drive, Suite 600, La Jolla, California 92037, unless and until the Corporation shall designate and maintain some other office for such purposes and give notice thereof to the Holder.

     Section 9.  Lost, Stolen, Mutilated or Destroyed Warrant.
                 --------------------------------------------

          If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

     Section 10. Transfer Taxes; Expenses.
                 ------------------------

          The Corporation shall pay all transfer taxes, stamp duties, and similar taxes or fees payable in connection with any exercise or exchange of this Warrant.

     Section 11. Limitation of Liability.
                 -----------------------

          Except as otherwise provided herein, this Warrant does not entitle the Holder to any voting rights or other rights of a shareholder of the Corporation. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of the Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price or as a shareholder of the Corporation, whether such liability is asserted by the Corporation, by any creditor of the Corporation or any other person.

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     Section 12. Capitalization Representation.
                 -----------------------------

          The authorized capital stock of the Corporation is 35,000,000 shares of Common Stock, of which 2,158,000 shares are issued and outstanding and 18,000,000 shares of Preferred Stock issuable in series, of which (i) 6,700,000 shares are designated Series A Preferred Stock, 6,366,667 shares of which are issued and outstanding; and (ii) 6,000,000 shares are designated Series B Preferred Stock, 4,100,000 shares of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Corporation has reserved 6,700,000 shares of Common Stock for issuance upon the conversion of Series A Preferred Stock, 6,000,000 shares of Common Stock for issuance upon the conversion of Series B Preferred Stock, 759,386 shares of Common Stock for issuance pursuant to the exercise of outstanding Common Stock purchase warrants, and 5,140,614 shares of Common Stock for issuance to employees, directors, and consultants pursuant to its 1998 Stock Option Plan. Upon their issuance in accordance with this Warrant, the Warrant Shares issuable hereunder shall be duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock.

     Section 13. Governing Law.
                 -------------

          This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles governing conflicts of laws.

                           *     *     *     *     *

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          IN WITNESS WHEREOF, the undersigned has executed this Warrant on the date first above written.

                              NEOPOINT, INC.


                              By:_____________________________________
                                 Name:  William Son
                                 Title:  President

                              NOTICE OF EXERCISE

                         (To be executed by the Holder
                      in order to exercise the Warrant.)

          The undersigned hereby irrevocably elects to exercise the right to purchase shares of Common Stock of NEOPOINT, INC., covered by this Warrant according to the conditions thereof. The undersigned desires to consummate such purchase on _______________.

Dated:                                  _________________________________
                                        Name of Holder


                                        By:______________________________